UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: November 15, 2013

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)	Patrick F. McGuiness, Registrant’s Chief Financial Officer (principal financial officer) has today resigned that position effective November 27, 2013.

5.02(c)
James N. Fernandez, 58, Registrant’s Executive Vice President and Chief Operating Officer will assume the position of Chief Financial Officer (principal financial officer) on an interim basis effective November 27, 2013. Mr. Fernandez joined Tiffany in 1983 and held various positions in financial planning and management prior to his appointment as Senior Vice President - Chief Financial Officer in 1989. In 1998 he was promoted to Executive Vice President - Chief Financial Officer. In June 2011 he was promoted to Executive Vice President and Chief Operating Officer and Mr. McGuiness replaced him in the role of Chief Financial Officer. Since that time, Mr. McGuiness has reported to Mr. Fernandez. Registrant’s Board of Directors has authorized a search to identify candidates for the position of Chief Financial Officer.

5.02(e)
Registrant and Tiffany and Company (“Tiffany”), Registrant’s principal subsidiary, have entered into a Resignation and Release Agreement with Mr. McGuiness dated November 15, 2013 (the “Agreement”). Under the Agreement, Mr. McGuiness has agreed to release certain claims that he might have against Registrant, Tiffany and others. Under the Agreement Tiffany will pay Mr. McGuiness severance of $899,000; pay him a pro-rated portion of the bonus he would have received for the fiscal year ending January 31, 2014 had he remained employed until that date, such bonus to be determined on the basis of Registrant’s actual financial performance for such fiscal year; and provide certain benefits. Under the Agreement Registrant will permit tranches of non-qualified stock options that would have become first exercisable in 2014 to vest and become early exercisable by Mr. McGuiness (38,250 shares of Common Stock with strike prices ranging from $43.37 to $76.85 per share); allow vested options to remain exercisable by him until November 16, 2014; early convert 7,500 time-vesting restricted stock units granted to him to shares of Common Stock; and allow him to participate, on a pro-rated basis, in the vesting of performance-based restricted stock units for the three-year performance period ending January 31, 2014 on the basis of Registrant’s actual financial performance for that period.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

10.34	Resignation and Release Agreement entered into as of the 15th day of
November 2013 by and among Patrick F. McGuiness, Tiffany and Registrant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: November 15, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.34	Resignation and Release Agreement entered into as of the 15th day of
November 2013 by and among Patrick F. McGuiness, Tiffany and Registrant.